July 31, 2013, as revised May 28, 2014

Blackstone

Blackstone Alternative Multi-Manager Fund

a series of Blackstone Alternative Investment Funds

Class I Shares : Ticker BXMMX

Summary Prospectus

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online on the Fund’s website (www.blackstone.com/blackstone-alternative-multi-manager-fund). You can also get this information at no cost by contacting your service agent or by calling the Fund at 855-890-7725, or by writing to the Fund at 345 Park Avenue, 28th Floor, New York, NY 10154. The Fund’s Prospectus, dated July 31, 2013, as may be amended or supplemented, and the Fund’s Statement of Additional information, dated July 31, 2013, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

BLACKSTONE ALTERNATIVE MULTI-MANAGER FUND	JULY 31, 2013, as revised MAY 28, 2014

INVESTMENT OBJECTIVE

The investment objective of Blackstone Alternative Multi-Manager Fund (the “Fund”) is to seek capital appreciation.

SUMMARY OF FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I Shares
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee		1.95%[1]
Distribution fees		None
Other expenses[2] Dividend and interest expense on securities sold short[3]	0.77%	1.37%
Remainder of other expenses	0.60%
Acquired fund fees and expenses[2]		0.08%
Total annual fund operating expenses		3.40%
Fees waived and/or expenses reimbursed[4]		(0.15)%
Total annual fund operating expenses after waiver and/or expense reimbursement		3.25%

[1]	Includes management fees paid by the Subsidiaries.
[2]	Based on estimates for the current fiscal year.
[3]

Dividend expense on securities sold short refers to paying the value of dividends to the securities lenders. This expense will be substantially offset by market value gains after the dividends are announced. Interest expense on securities sold short arises from the use of short sale proceeds to invest more than 100% of the Fund’s net assets in long positions. A portion of this expense may be offset by stock lending rebates from the prime broker.

[4]

Through May 31, 2016, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses will not exceed 0.45% (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that these expenses are less than 0.45% (annualized) within the three year period after the Adviser bears the expense. These waiver/reimbursement and recoupment arrangements cannot be terminated before May 31, 2016 without the consent of the Fund’s board of trustees (the “Board of Trustees”). The waiver/reimbursement and recoupment arrangements relate to all expenses incurred in the business of the Fund with the exception of (i) investment management fees, (ii) distribution or servicing fees, (iii) acquired fund fees and expenses, (iv) brokerage and trading costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (vi) taxes, (vii) dividends and interest on short positions, and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser) (together, the “Excluded Expenses”). During the term of these waiver/reimbursement arrangements, the total annual operating expenses, excluding the Excluded Expenses, will be limited to 2.40% of the Fund’s average net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that your dividends and distributions have been reinvested. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The first year of each period in the example takes into account the expense reimbursement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$ 325
3 years	$1,024

Portfolio turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not completed its first fiscal year, and therefore it does not have a portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES

Blackstone Alternative Investment Advisors LLC (the “Adviser”) seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. The Adviser allocates the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies (the “Sub-Advisers”) and among Investment Funds (as described below) and may also manage a portion of the Fund’s assets directly. The main strategies of the Sub-Advisers and Investment Funds may include:

Fundamental strategies, which employ processes designed to identify attractive opportunities in securities of companies that are undervalued/overvalued or expected to experience high/low levels of growth, including bottom-up analysis of a company’s financial statements.

Global macro strategies, which focus on macroeconomic fundamentals in developing investment theses. Monetary policy shifts, fiscal policy shifts, gross domestic product growth or inflation all may be considered in developing a market view.

Opportunistic trading strategies, which employ processes designed to identify short-term trading opportunities, including analyzing supply/demand imbalances.

Quantitative strategies, which employ quantitative techniques that seek gains from anticipated price movements, including models based on valuation, events, statistics, economic fundamentals, changes in economic environments and changes in investor, third-party expert, trader, and analyst sentiment.

BLACKSTONE ALTERNATIVE MULTI-MANAGER FUND	JULY 31, 2013, as revised MAY 28, 2014

Managed futures strategies, which seek to profit from movements in the global financial, commodity, and currency markets by investing in futures, options, and forward contracts.

Multi-strategy strategies, which employ a wide variety of strategies, including some or all of those described above, based upon analysis of macroeconomic variables.

The Adviser determines the allocations of the Fund’s assets and expects to allocate a majority of the Fund’s assets among a number of affiliated and unaffiliated Sub-Advisers with expertise in alternative investment strategies. The Adviser is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser. The Adviser may adjust allocations from time to time among strategies or Sub-Advisers. The Adviser reviews a number of quantitative and qualitative factors as part of its process for selecting and monitoring Sub-Advisers, as described in “More on Fund Management—Selection of Sub-Advisers” in the Fund’s Prospectus.

Each Sub-Adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to it. The Adviser has the ultimate responsibility to oversee each Sub-Adviser, subject to the oversight of the Fund’s Board of Trustees. The Adviser also is responsible for recommending the hiring, termination, and replacement of Sub-Advisers.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have obtained from the Securities and Exchange Commission. This order permits the Adviser, subject to supervision and approval by the Board of Trustees, to enter into, and to amend in material respects, sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Fund will furnish shareholders with information about a new Sub-Adviser within 90 days of hiring the Sub-Adviser.

The Adviser has currently entered into sub-advisory agreements with, and may allocate the Fund’s assets to, the following Sub-Advisers:

Sub-Adviser	Strategy
AlphaParity, LLC	Quantitative Strategies
Bayview Asset Management, LLC	Fundamental Strategies
Boussard & Gavaudan Asset Management, LP	Multi-Strategy Strategies
BTG Pactual Asset Management US, LLC	Global Macro Strategies
Caspian Capital LP	Opportunistic Trading Strategies
Cerberus Sub-Advisory I, LLC	Opportunistic Trading Strategies
Chatham Asset Management, LLC	Opportunistic Trading Strategies
Credit Suisse Hedging-Griffo Serviços Internacionais S.A.	Global Macro Strategies
EMSO Partners Limited	Fundamental Strategies
Good Hill Partners LP	Fundamental Strategies
GS Investment Strategies, LLC	Fundamental Strategies
HealthCor Management, L.P.	Fundamental Strategies
Nephila Capital Ltd.	Opportunistic Trading Strategies
Two Sigma Advisers, LLC	Quantitative Strategies
Union Point Advisors, LLC	Fundamental Strategies
Waterfall Asset Management, LLC	Fundamental Strategies
Wellington Management Company, LLP	Fundamental Strategies

The Adviser manages Fund assets not allocated to the Sub-Advisers. The Adviser expects to allocate at least 65% of the Fund’s assets to the Sub-Advisers but may manage up to 35% of the Fund’s assets directly. The Adviser may invest up to 25% of the Fund’s assets in unaffiliated hedge funds, funds traded publicly on foreign exchanges, funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS funds”), and open-end and closed-end management investment companies (collectively, the “Investment Funds”). A portion of the Investment Funds (no more than 15% of the Fund’s assets, taken together with any other illiquid assets held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days). The Investment Funds in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

The Fund’s assets may be invested in its three wholly-owned and controlled subsidiaries (the “Subsidiaries”), each of which has the same investment objective as the Fund. One of the Subsidiaries is formed under the laws of the Cayman Islands (the “Cayman Subsidiary”) and two are formed as limited liability companies under the laws of the State of Delaware (each, a “Domestic Subsidiary” and together, the “Domestic Subsidiaries”). The Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiaries are expected to invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). The Adviser will advise each Subsidiary and may retain one or more Sub-Advisers to manage the Fund’s assets or the assets of a Subsidiary.

In addition, the Adviser may obtain for the Fund synthetic exposure to investment strategies through the use of one or more total return swaps through which the Fund or a Subsidiary makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, or commodity interests representing a particular index sponsored by a third-party investment manager identified by the Adviser.

The Fund will have investment exposure, directly or indirectly through the Subsidiaries or Investment Funds, to a broad range of instruments, markets, and asset classes economically tied to U.S. and foreign markets. (Unless indicted otherwise, references to the investment exposure or risks of the Fund should be understood to refer to Fund’s direct investment exposure and risks and its indirect

BLACKSTONE ALTERNATIVE MULTI-MANAGER FUND	JULY 31, 2013, as revised MAY 28, 2014

investment exposure and risks through the Subsidiaries or Investment Funds.) Investments may include, but are not limited to, equity securities, fixed income securities, and derivative and commodity instruments. The Fund may take both long and short positions in all of its investments. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may purchase securities in private placements. The Fund may have significant investment leverage as a result of its use of derivatives or its investments in Investment Funds. Additionally, the Fund may lend its portfolio securities, and may invest the collateral in any investment, which may result in investment leverage. See “Leverage Risk” below.

The equity securities in which the Fund may invest include equity securities of companies of any market capitalization throughout the world (including the U.S.), which may include common stocks, convertible securities, depositary receipts, exchange traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, and partnership interests.

The fixed income securities in which the Fund may invest include debt securities of governments throughout the world (including the U.S.) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the U.S.), debt securities of any credit rating (including below investment grade debt securities, commonly known as “junk bonds”) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities (including those backed by consumer assets), loan assignments and loan participations, bankruptcy claims, and event-linked instruments (including catastrophe bonds).

The derivative instruments in which the Fund may invest include futures and forward contracts (including mortgage to be announced securities (“TBAs”)); swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps) and/or contracts for difference; call and put options including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts; and warrants and rights. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions. In addition to derivative instruments, the Fund may also invest in repurchase agreements.

The Fund is non-diversified, which means it may invest in fewer securities than a “diversified” fund.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. The following is a summary description of the principal risks of investing in the Fund, including the indirect risks associated with the Fund’s investments in the Subsidiaries and Investment Funds. Any decision to invest in the Fund should take into account the possibility that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial.

As applicable, references to the “Fund” mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “manager” mean any one or more of the Adviser, Sub-Advisers, and advisors to the Investment Funds.

Activist strategies risk. The Fund may purchase securities of a company that is the subject of a proxy contest in the expectation that new management will cause the price of the company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the company’s securities will typically fall.

Allocation risk. The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix of Sub-Advisers, Subsidiaries, and Investment Funds. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, manager, Investment Fund, or other issuer is incorrect.

Arbitrage strategies risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply.

Bank debt risk. The Fund may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and to the liquidity of these loans. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The corporate loans in which the Fund invests may be rated below investment grade.

Bankruptcy process risk. The Fund may purchase bankruptcy claims. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company by causing it to lose its market position and key employees and otherwise become incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court, and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. Furthermore, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a bankruptcy reorganization. Because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities it owns can be impaired as a result of increases in the number and amount of claims in that class or by different classification and treatment of that class. Finally, amounts previously paid to the Fund may be challenged as fraudulent conveyances or preferences as part of a bankruptcy proceeding.

BLACKSTONE ALTERNATIVE MULTI-MANAGER FUND	JULY 31, 2013, as revised MAY 28, 2014

Borrowing risk. The Fund may borrow money (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.

Collateralized debt obligations risk. Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset.

Commodities-related investments risk. The value of commodity-linked derivative instruments may be affected by changes in market movements, volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Conflicts of interest risk. The Adviser and Sub-Advisers will have conflicts of interests which could interfere with their management of the Fund. For example, the Adviser or Sub-Adviser (or its affiliates) may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Fund and the Adviser’s or Sub-Adviser’s other clients. In addition, the activities in which the Adviser or Sub-Adviser and its affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in certain investments. The advisors to the Investment Funds may have similar, or other, conflicts of interest. Further information regarding conflicts of interest is available in the Statement of Additional Information (“SAI”).

Contracts for difference risk. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.

Convertible securities risk. If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Counterparty credit risk. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Debt securities risk. Debt securities, such as bonds, involve certain risks, which include:

•

Credit risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•

Event risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

•	Extension risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

•

Interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities.

•

Prepayment risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

•	Variable and floating rate instrument risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Derivatives risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund may use derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk, and may entail investment exposure greater than their notional amount.

Distressed securities risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.

Equity securities risk. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

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Event-driven trading risk. The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.

Event-linked instrument risk. Investing in event-linked bonds, also known as “catastrophe bonds,” and other event-linked instruments involves unique risks. If a trigger event, such as a hurricane, earthquake, or other physical or weather-related phenomenon, causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked bonds have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. In addition to specified trigger events, catastrophe bonds may expose the Fund to other risks, such as credit risk, adverse regulatory or jurisdictional interpretations, adverse tax consequences, and foreign exchange risk.

Foreign investments and emerging markets risk. The Fund may invest in securities of non-U.S. issuers, including those located in developing countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.

Government issued securities. U.S. government securities are subject to market and interest rate risk. Market prices of zero coupon U.S. Treasury securities and zero coupon securities issued by governmental agencies or financial institutions generally are more volatile than the market prices of securities that pay interest periodically.

Hedging transactions risks. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

High portfolio turnover risk. Certain of the Fund’s strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

Investment company and ETF risk. The risks of investment in investment companies and ETFs typically reflect the risks of types of instruments in which the investment companies and ETFs invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF.

Junk bonds risk. The Fund may invest in below-investment grade debt or so called “junk bonds.” Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are speculative, high risk investments that may cause income and principal losses for the Fund.

Large redemption risk. The Fund is expected to be used as an investment in certain asset allocation programs and may have a large percentage of its shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Leverage risk. To the extent permitted under the Investment Company Act of 1940 (the “1940 Act”), the Fund may borrow money or engage in other transactions, such as investments in derivatives or lending its securities and investing the collateral in any investment, that create investment leverage for investment or other purposes. Investment leverage may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation or position coverage requirements. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.

Use of leverage can produce volatility and may increase the risk that the Fund will lose more than it has invested.

Liquidity risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Macro strategy risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Such price movements are influenced by, among other things: changes in interest rates; governmental and economic programs, policies and events; weather and climate conditions; changing supply and demand relationships; changes in balances of payments and trade; rates of inflation and deflation; currency devaluations and revaluations; and changes in philosophies and emotions of market participants.

Market capitalization risk. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

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Market risk and security selection risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, possibly sharply and unpredictably, affecting the values of individual securities held by the Fund. Security selection risk is the risk that the securities held by the Fund will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Model and technology risk. Managers may use certain investment programs that are fundamentally dependent on proprietary or licensed technology through the investment program’s use of, among other pieces of hardware, software, or systems, model-based strategies, data gathering systems, order execution and trade allocation systems, as well as risk management systems. While historically effective, these systems may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors will result in, among other things, execution and allocation failures and failures to properly gather and organize data—all of which may have a negative effect on the Fund. The profitability of many of these model-based strategies utilized by quantitative managers are expected to decrease as the assets of the Fund allocated to such quantitative managers and/or the assets of the other clients of the quantitative managers (or their affiliates or competitors) increase.

Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

Multi-manager risk. The multi-manager strategy employed by the Fund involves special risks, which include:

•

Offsetting positions. Managers may make investment decisions which conflict with each other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk. Managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees or the Adviser. Moreover, consistent with the Fund’s investment objectives, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A manager (or the licensor of the strategies used by the manager) may make certain changes to the strategies the manager has previously used, may not use such strategies at all (or the manager’s license may be revoked), may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board of Trustees or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-diversification risk. The Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

New fund risk. The Fund and the Subsidiaries are newly organized and have no operating history. While the Adviser and certain Sub-Advisers may have experience in investment-related activities and in managing private investment funds, the Adviser has limited experience, and the Sub-Advisers may have limited to no experience, as a manager of a registered investment company.

Privately placed securities risk. Securities that are purchased in private placements may be illiquid. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of privately-placed securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Regulatory risk. Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.

REIT investment risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities.

Reliance on data risk. The Fund may use investment strategies, such as quantitative strategies, that are highly reliant on the gathering, cleaning, culling, and analysis of large amounts of data from third parties and other external sources. It is not possible or practicable, however, for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions. Quantitative managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions.

Royalty trusts risk. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Sector risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

BLACKSTONE ALTERNATIVE MULTI-MANAGER FUND	JULY 31, 2013, as revised MAY 28, 2014

Securities lending risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Short sales risk. A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.

Sovereign debt risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.

Structured products risk. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

Subsidiary risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as expected and could adversely affect the Fund.

Tax risk. The extent of the Fund’s investments in each of the instruments, markets and asset classes described herein and the manner in which the Fund achieves such investments are limited by the Fund’s intention to qualify for treatment as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund does not appropriately limit such investments or if such investments are, or the income or gain from such investments is recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. In particular, among other requirements, in order to qualify as a RIC the Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Cayman Subsidiary will constitute “qualifying income.” However, under current law and in the absence of an Internal Revenue Service (“IRS”) ruling or other guidance, this result is uncertain. It is possible that the IRS will take the position that all or a portion of such income does not constitute qualifying income, including retroactively; if the IRS were successful in this position the Fund would likely not meet the 90% gross income requirement. In addition, the amount, timing and character of the Fund’s income in respect of certain Fund investments is uncertain, including under Subchapter M. If the Fund were to fail to qualify for taxation as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. The Fund’s failure to qualify and be taxed as a RIC could significantly reduce shareholders’ returns on their investments in the Fund. In addition, if any income earned by the Cayman Subsidiary or investment vehicles in which the Cayman Subsidiary invest were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary earns ECI in connection with its direct investment activities, or is deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Cayman Subsidiary’s income could be subject to these U.S. taxes. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an investment vehicle in which the Cayman Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund. Also, changes in legislation, regulations or other legally binding authority could affect the character, timing and amount of the Fund’s taxable income or gains and distributions, resulting in reduced returns to shareholders.

TBA risk. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. The Fund relies on the seller to complete the transaction, and the seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. In addition, the Fund bears the risk of loss in the event of the default or bankruptcy of the seller.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Warrants and rights risk. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

BLACKSTONE ALTERNATIVE MULTI-MANAGER FUND	JULY 31, 2013, as revised MAY 28, 2014

Risks Specific to Investments in Investment Funds. Investment Funds often involve special risks not present in direct investments. These risks include:

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Duplicative fees and expenses. It is expected that investors in the Fund will bear two layers of asset-based management fees (directly at the Fund level and indirectly at the Investment Fund level) and a single layer of incentive fees (at the Investment Fund level). Expenses exist at both the Fund level and the Investment Fund level.

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Estimates. The Fund’s investments in Investment Funds will be priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Adviser and the net asset value of the Fund’s shares. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if readily available market values were available for all of the Fund’s investments.

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Exemption from 1940 Act. Investment Funds generally will not be registered as investment companies under the 1940 Act, and therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to such investments.

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Illiquid securities risk. Certain Investment Funds, including unaffiliated hedge funds and UCITS funds, are expected to be subject to transfer or redemption restrictions that will impair the liquidity of these investments. Additionally, some Investment Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Investment Funds are generally permitted to make payment to withdrawing investors in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Fund may receive an in-kind distribution of investments that are illiquid or difficult to value. Illiquid investments could prevent the Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that the Adviser’s valuation will accurately reflect the value that will be realized by the Fund upon the eventual disposition of such investment. Liquid investments may become illiquid after purchase, particularly during periods of market turmoil.

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Limited information rights. The Adviser will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. In most cases where the Fund holds investments in unaffiliated Investment Funds, the Adviser has little or no means of independently verifying this information. In addition, shareholders of the Fund will have no right to receive information about unaffiliated Investment Funds or their managers and will have no recourse against unaffiliated Investments Funds or their managers. Unaffiliated managers may use proprietary investment strategies that are not fully disclosed to the Adviser and may involve risks under some market conditions that are not anticipated by the Adviser.

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Performance fees. Incentive fees charged by advisors of Investment Funds may create incentives for such advisors to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, the advisors of Investment Funds may receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative.

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Special situation investments. Special situation investments, also known as “side pockets,” are investments in securities or other instruments that an Investment Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Investment Fund designates as special situation investments (“Special Situation Investments”). To the extent an Investment Fund invests in a Special Situation Investment, the Fund’s ownership interest with respect to such Special Situation Investment generally may not be withdrawn until the Special Situation Investment, or a portion thereof, is realized or deemed realized.

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Waiver of voting rights. The Fund intends to purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investment Funds in order to prevent the Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Investment Fund, including matters that could adversely affect the Fund’s investment.

BLACKSTONE ALTERNATIVE MULTI-MANAGER FUND	JULY 31, 2013, as revised MAY 28, 2014

PERFORMANCE

The Fund has not commenced operations as of the date of this Summary Prospectus. Accordingly, the Fund does not yet have a full calendar year of performance and may not disclose performance until such time as it has performance for that period.

MANAGEMENT OF THE FUND

Adviser: Blackstone Alternative Investment Advisors LLC

Sub-Advisers:

AlphaParity, LLC

Bayview Asset Management, LLC

Boussard & Gavaudan Asset Management, LP

BTG Pactual Asset Management US, LLC

Caspian Capital LP

Cerberus Sub-Advisory I, LLC

Chatham Asset Management, LLC

Credit Suisse Hedging-Griffo Serviços Internacionais S.A.

EMSO Partners Limited

Good Hill Partners LP

GS Investment Strategies, LLC

HealthCor Management, L.P.

Nephila Capital Ltd.

Two Sigma Advisers, LLC

Union Point Advisors, LLC

Waterfall Asset Management, LLC

Wellington Management Company, LLP

Portfolio Managers:

Name	Portfolio Manager of the Fund Since	Title
Stephen Sullens	2013	Senior Managing Director and Head of Portfolio Management for Hedge Fund Solutions, The Blackstone Group L.P. (“Blackstone”)
Richard Scarinci	2013	Managing Director, Blackstone (Hedge Fund Solutions)
Alberto Santulin	2013	Managing Director, Blackstone (Hedge Fund Solutions)

PURCHASE AND SALE OF FUND SHARES

There is no minimum investment requirement.

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value determined after receipt of your request in good order.

Class I Shares are offered for investors who are clients of investment advisors, consultants, broker-dealers, or other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services and (b) have entered into an agreement with Blackstone Advisory Partners L.P. (the “Distributor”) to offer Class I Shares. Class I Shares may also be offered for investment by personnel of the Adviser, and as may be determined by the Board of Trustees.

For more information about how to purchase, redeem, or exchange shares, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund by phone at 1-855-890-7725 or by mail at 345 Park Avenue, 28th Floor, New York, NY 10154.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gain, except where your investment is through an IRA, 401(k), or other tax-advantaged account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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